Exhibit 10.49

LOAN AGREEMENT

for a loan in the amount of up to

$1,500,000.00

MADE BY AND BETWEEN GREENWAY TECHNOLOGIES, INC.

a Texas corporation, as Borrower the Lenders party hereto

AND

MABERT, LLC,

a Texas limited liability company, as Agent

Dated as of September [14], 2018

LOAN AGREEMENT

PREAMBLE

THIS LOAN AGREEMENT (“Agreement”) is made as of September [14], 2018, by and among each of GREENWAY TECHNOLOGIES, INC., a Texas corporation (the “Borrower”), the lenders party hereto (the “Lenders”) and MABERT, LLC, a Texas limited liability company, its successors and assigns, as agent for the Lenders (“Agent”).

W I T N E S S E T H:

RECITALS

A. Borrower has applied to Lenders for a loan in the amount of up to ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) (the “Loan”) for the purpose of funding working capital and general corporate expenses, and Lender is willing to make the Loan on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.1       Defined Terms.

ARTICLE I DEFINITIONS

The following terms as used herein shall have the following meanings: Agreement: As such term is defined in the Preamble.

Applicable Rate: At any time, the lower of (a) the interest rate specified in each Note, or (b) the Maximum Lawful Rate.

Bankruptcy Code: Title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, or any successor thereto or any other present or future bankruptcy or insolvency statute.

Borrower: As such term is defined in the Preamble. Collateral: As such term is defined in the Security Agreement.

Default or default: Any event, circumstance or condition, which, if it were to continue uncured, would, with notice or lapse of time or both, constitute an Event of Default hereunder.

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Default Rate: A rate per annum equal to three percentage points (300 basis points) in excess of the Applicable Rate, but which shall not at any time exceed the Maximum Lawful Rate.

Event of Default: As such term is defined in Article 6.

Governmental Authority: Any federal, state, county or municipal government, or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court, administrative tribunal, or public utility.

Laws: Collectively, all federal, state and local laws, statutes, codes, ordinances, orders, rules and regulations, including judicial opinions or precedential authority in the applicable jurisdiction.

Lender: As defined in the opening paragraph of this Agreement, and including any successor holder of the Loan from time to time.

Loan: As defined in Recital A.

Loan Documents: Collectively, this Agreement, the Security Agreement and the Notes. Material Adverse Change: If, in Agent’s reasonable discretion, the business prospects,

operations or financial condition of a person, entity or property has changed in a manner which could impair the value of Lenders’ security for the Loan, prevent timely repayment of the Loan or otherwise prevent the applicable person or entity from timely performing any of its material obligations hereunder or under the Note.

Maturity Date: As set forth in each Note.

Maximum Lawful Rate: As such term is defined in the Notes.

Note: Each promissory note, executed by Borrower and payable to the order of Lenders, evidencing the Loan.

Open the Loan, Opening of the Loan or Loan Opening: The first disbursement of Loan proceeds.

Payment Date: With respect to each Note, the last day of each calendar quarter, beginning on the last day of the calendar quarter during which such Lender initially loans funds under said Note.

Security Agreement: That certain Security Agreement, dated as of the date hereof, by Borrower in favor of Agent, as agent for the Lenders.

Warrant: Each warrant, executed by Borrower for the benefit of each Lender, evidencing a right to purchase shares of the Borrower as set forth therein.

ARTICLE II

BORROWER’S REPRESENTATIONS AND WARRANTIES

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2.1	Representations and Warranties.

To induce Lender to execute this Agreement and perform its obligations hereunder, the Borrower hereby represents and warrants to Lender as follows:

(a)                The Borrower is a duly organized and validly existing limited corporation and has full power and authority to execute, deliver and perform the Loan Documents, and such execution, delivery and performance have been duly authorized by all requisite action on the part of the Borrower.

(b)               No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or nongovernmental person or entity, including any creditor, partner, or shareholder of the Borrower, is required in connection with the execution, delivery and performance of the Loan Documents. The execution, delivery and performance of the Loan Documents have not constituted and will not constitute, upon the giving of notice or lapse of time or both, a breach or default under any other agreement to which the Borrower is a party or may be bound or affected, or a violation of any Law or court order which may affect the Borrower or the Collateral, any part thereof, any interest therein, or the use thereof.

(c)                Borrower has been advised by the Lenders to seek the advice of an attorney and an accountant in connection with the Loan. The Borrower has had the opportunity to seek the advice of an attorney and accountant of the Borrower's choice in connection with the Loan.

(d)	There is no Default or Event of Default under the Loan Documents.

2.2	Survival of Representations and Warranties.

Borrower agrees that all of the representations and warranties set forth in this Agreement are true as of the date hereof, will be true at the Loan Opening and, except for matters which have been disclosed by Borrower and approved by Lender in writing, at all times thereafter. Each request for a disbursement hereunder shall constitute a reaffirmation of such representations and warranties, as deemed modified in accordance with the disclosures made and approved as aforesaid, as of the date of such request.

ARTICLE III LOAN

3.1	Agreement to Borrow and Lend; Lender’s Obligation to Disburse.

Subject to the terms, provisions and conditions of this Agreement and the other Loan Documents, Borrower agrees to borrow from Lenders and Lenders agree to lend to Borrower the Loan, for the purposes and subject to all of the terms, provisions and conditions contained in this Agreement.

(a)                The maximum aggregate amount of the Loan shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000.00).

(b)                Each Lender agrees, upon Borrower’s compliance with and satisfaction of all conditions precedent to the Loan Opening, no Material Adverse Change has occurred with respect to

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Borrower and no Default or Event of Default has occurred and is continuing hereunder, to loan the Borrower the amount set forth opposite such Lender on Schedule A hereto.

(c)                  Additional Lenders may become party to this Loan Agreement, by delivery by such Lenders and acceptance by Borrower of a signature page hereto. Schedule A hereto shall be updated to reflect the amount of the Loan made by any such additional Lender.

3.2	Term of the Loan.

All principal, interest and other sums due hereunder and under the Note shall be due and payable in full on the Maturity Date.

4.1	Interest Rate.

ARTICLE IV INTEREST

(a)                The Loan will bear interest at the Applicable Rate, unless the Default Rate is applicable. The Loan shall bear interest at the Default Rate at any time at which an Event of Default shall exist. Interest at the Applicable Rate (or Default Rate) shall be calculated for the actual number of days elapsed on the basis of a 365-day year, including the first date of the applicable period to, but not including, the date of repayment.

4.2	Payment Dates.

Borrower shall make payments of all accrued but unpaid interest quarterly in arrears on each Payment Date.

4.3	Prepayment; Extension.

Borrower shall not be allowed to prepay the Loan prior to the Maturity Date. Each Lender, at its discretion, may offer to extend the Maturity Date of its Note by one year. Such offer shall be made in writing, not less than thirty (30) days prior, nor more than sixty (60) days prior, to the Maturity Date. Upon receipt of such offer, Borrower shall have twenty (20) days to accept or reject such extension. An extension of one Lender’s Note shall not affect the Borrower’s obligation to pay the other Lenders’ Notes on the Maturity Date.

4.4	Pro Rata Payments.

Borrower shall make all payments hereunder to the Agent. Agent shall distribute all such payments, to the Lenders, pro rata based on the Lenders’ Loan Commitments and Amounts as shown on Schedule A hereto; provided that regular payments of interest shall be distributed to the Lenders, pro rata based on the amount of interest owing to such Lender on the relevant Payment Date.

4.5	Costs and Expenses.

Borrower shall reimburse Agent and the Lenders for all costs and expenses incurred in connection with the negotiation, structuring and documentation of the Loan, and for all costs and

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expenses incurred in connection with the administration or collection of the Loan, including in connection with any amendments or modifications thereto.

5.1	Conditions Precedent.

ARTICLE V REQUIREMENTS PRECEDENT

TO DISBURSEMENTS

Borrower agrees that the Lenders’ obligation to Open the Loan is conditioned upon Borrower’s delivery, performance and satisfaction of the following conditions precedent in form and substance satisfactory to Lender in its reasonable discretion:

(a)	No Default: There shall exist no Default or Event of Default hereunder;

(b)               Additional Documents: Borrower shall have executed and delivered the Loan Documents and furnished to Agent and the Lenders such other documents or information as Agent and the Lenders shall reasonably request.

6.1	Events of Default.

ARTICLE VI EVENTS OF DEFAULT

The occurrence of any one or more of the following shall constitute an “Event of Default” as said term is used herein:

(a)                Failure of Borrower (i) (A) to make any payment of principal on the Maturity Date, or interest when due on a Payment Date, or (B) to observe or perform any of the other covenants or conditions by Borrower to be performed under the terms of this Agreement or the other Loan Documents concerning the payment of money, for a period of ten (10) days after written notice from Lender that the same is due and payable; or (ii) for a period of ten (10) days after written notice from Lender, to observe or perform any non-monetary covenant or condition contained in this Agreement or the Note; provided that if any such failure concerning a non-monetary covenant or condition is susceptible to cure and cannot reasonably be cured within said ten (10) day period, then Borrower shall have an additional thirty (30) day period to cure such failure and no Event of Default shall be deemed to exist hereunder so long as Borrower commences such cure within the initial ten (10) day period and diligently and in good faith pursue such cure to completion within such resulting forty

(40) day period from the date of Lender’s notice; and provided further that if another subsection of this Section 6.1 applies to a particular breach and does not expressly provide for a notice or grace period the specific provision shall control.

(b)               If any representation or warranty made now or hereafter by Borrower is untrue or incorrect at the time made or delivered, provided that if such breach is reasonably susceptible of cure,

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then no Event of Default shall exist so long as Borrower cures said breach (i) within the notice and cure period provided in (a)(i) above for a breach that can be cured by the payment of money or

(ii) within the notice and cure period provided in (a)(ii) above for any other breach.

(c)                Borrower shall commence a voluntary case under the Bankruptcy Code; or an involuntary proceeding is commenced against Borrower under the Bankruptcy Code and relief is ordered against Borrower, or the petition is controverted but not dismissed or stayed within sixty (60) days after the commencement of the case, or a custodian (as defined in the Bankruptcy Code) is appointed for or takes charge of all or substantially all of the property of Borrower; or Borrower commences any other proceedings under any reorganization, insolvency or liquidation or similar Law of any jurisdiction relating to Borrower; or there is commenced against Borrower any such proceeding which remains undismissed or unstayed for a period of sixty (60) days; or Borrower fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding, or any order of relief or other order approving any such case or proceeding is entered; or Borrower by any act or failure to act indicates its consent to, approval of, or acquiescence in any such case or proceeding or the appointment of any custodian or the like of or for it for any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of sixty

(60) days.

(d)               Borrower shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or trustee or liquidator of all of its property or the major part thereof or if all or a substantial part of the assets of Borrower are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.

(e)	If a Material Adverse Change occurs with respect to a Borrower or the Collateral.

ARTICLE VII

LENDER’S REMEDIES IN EVENT OF DEFAULT

7.1	Remedies Conferred Upon Lender.

Upon the occurrence of any Event of Default, Agent may pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any other:

(a)                Withhold further disbursement of the proceeds of the Loan and/or terminate the Lenders’ obligations to make further disbursements hereunder;

(b)	Declare the Notes to be immediately due and payable;

(c)                Exercise or pursue any other remedy or cause of action permitted under this Agreement or the other Loan Documents, or conferred upon Agent or the Lenders by operation of Law.

Notwithstanding the foregoing, upon the occurrence of any Event of Default under Section 6.1(d) or (e) with respect to Borrower, all amounts evidenced by the Notes shall automatically

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become due and payable, without any presentment, demand, protest or notice of any kind to Borrower.

8.1	Modification; Waiver.

ARTICLE VIII GENERAL PROVISIONS

No modification, waiver, amendment or discharge of this Agreement or the other Loan Documents shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment or discharge is sought.

8.2	Governing Law.

Irrespective of the place of execution and/or delivery, this Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Texas.

8.3	Disclaimer by Lender.

This Agreement is made for the sole benefit of Borrower, Agent and Lenders, and no other person or persons shall have any benefits, rights or remedies under or by reason of this Agreement, or by reason of any actions taken by Agent or Lenders pursuant to this Agreement.

8.4	Notices.

Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given

(a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three (3) business days after mailing; (c) if by Federal Express or other reliable overnight courier service, on the next business day after delivered to such courier service or

(d) if by telecopier on the day of transmission so long as a copy is sent on the same day by overnight courier to such party’s address as set forth on the signature page hereto, or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

8.5	Authorized Representative.

The Borrower hereby appoints Ransom Jones, or his successor as chief financial officer, as its authorized representative for purposes of dealing with the Agent and the Lenders on behalf of Borrower in respect of any and all matters in connection with this Agreement, the other Loan Documents, and the Loan.

8.6	Assignments and Transfers.

Borrower shall not assign or attempt to assign its rights under this Agreement and any purported assignment shall be void. Subject to the foregoing restrictions on transfer and assignment, this Agreement shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and permitted assigns.

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8.7	Waiver of Jury Trial.

BORROWER, AGENT AND LENDERS EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND THE NOTE OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

8.8	No Oral Agreements.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature page follows.]

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EXECUTED as of the date first set forth above.

BORROWER:

GREENWAY TECHNOLOGIES, INC.,
a Texas Corporation

By:	/s/ Ransom Jones
Name:	Ransom Jones
Title:	Chief Financial Officer

Address for Notices:
1521 N. Cooper Street, Suite 205
Arlington, TX 76011

Facsimile:

AGENT:

MABERT, LLC,
a Texas Limited Liability Company

By:	/s/ Kevin Jones
Name:	Kevin Jones
Title:	Managing Member

Address for Notices:

Facsimile:

 ADDITIONAL LENDERS – AS FOLLOWS BELOW:

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LENDERS:

ALL COMMERCIAL FLOORS, INC.,
a Texas Corporation

By:	/s/ Kevin Jones
Name:	Kevin Jones
Title:	President

Address for Notices:

Facsimile:

CHRISTINE EARLY
an Individual

/s/ Christine Earley
Christine Earley

Address for Notices:

Facsimile:

RANDY PATTERSON
an Individual

/s/ Randy Patterson
Randy Patterson

Address for Notices:

Facsimile:

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MICHAEL WYRENT
an Individual

/s/ Michael Wyrent
Michael Wyrent

Address for Notices:

Facsimile:

R. Kevin Jones
an Individual

/s/ R. Kevin Jones
R. Kevin Jones

Address for Notices:

Facsimile:

ADDITIONAL LENDER(S):

a ____________________

By:
Name:
Title:

Address for Notices:

Facsimile:

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Schedule A

Loan Commitments and Amounts

Lender	Loan Amount	Date
Randy Patterson	$100,000	9/14/2018
Christine Earley	$100,000	10/23/2018
Michael Wykrent	$100,000	11/6/2018
R. Kevin Jones	$428,868.55	12/31/2018